UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 1, 2013 (April 30, 2013)

Date of Report (Date of Earliest Event Reported)

ALLERGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2525 Dupont Drive

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(714) 246-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Allergan, Inc. (the “Company”) held its Annual Meeting of Stockholders on April 30, 2013 (the “Annual Meeting”) and there were 264,251,587 votes present in person or by proxy, representing approximately 88.77% of the total outstanding eligible votes. At the Annual Meeting, the Company’s stockholders: (i) elected nine directors to the Company’s board of directors; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2013; (iii) approved the compensation of the Company’s named executive officers; (iv) approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation; and (v) rejected two non-binding stockholder proposals, each as more fully described below.

	For	Against	Abstain	Broker Non-Votes

Item No. 1: Election of nine directors to serve for a term of office expiring at the 2014 annual meeting of stockholders and until their successors are duly elected and qualified:

David E.I. Pyott	239,924,816	10,939,077	1,679,374	11,708,320
Michael R. Gallagher	247,268,744	5,024,015	250,508	11,708,320
Deborah Dunsire, M.D.	248,263,071	4,034,925	245,271	11,708,320
Dawn Hudson	248,709,193	3,592,169	241,905	11,708,320
Trevor M. Jones, Ph.D.	248,197,457	4,094,361	251,449	11,708,320
Louis J. Lavigne, Jr.	248,810,879	3,480,119	252,269	11,708,320
Peter J. McDonnell, M.D.	250,656,059	1,637,750	249,458	11,708,320
Timothy D. Proctor	251,115,689	1,181,168	246,410	11,708,320
Russell T. Ray	248,722,898	3,573,330	247,039	11,708,320

Item No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2013	262,330,744	1,538,802	382,041	0

Item No. 3: Advisory vote to approve the compensation of the Company’s named executive officers	231,178,665	19,672,763	1,691,839	11,708,320

Item No. 4: Approval of the Amendment and Restatement of our Amended and Restated Certificate of Incorporation	251,448,907	728,924	365,436	11,708,320

Item No. 5: Stockholder Proposals*
Stockholder Proposal # 1 (Right to Act by Written Consent)	126,004,402	125,198,362	1,340,503	11,708,320
Stockholder Proposal # 2 (Disclosure of Lobbying Practices)	62,737,911	150,171,740	39,633,616	11,708,320

*	Approval of the non-binding stockholder proposals requires the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and entitled to vote. Abstentions represent shares present at the Annual Meeting and entitled to vote; therefore, abstentions have the same effect as votes against the stockholder proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date:	May 1, 2013	By:	/s/ Matthew J. Maletta
		Name:	Matthew J. Maletta
		Title:	Vice President, Associate General Counsel and Secretary